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                                    Exhibit 3
                      Specimen of Common Stock Certificate.

                                     [FRONT]

GHV
INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

THIS CERTIFICATE IS TRANSFERABLE IN RIDGEFIELD PARK, NJ OR NEW YORK, NY

CUSIP 37183F 10 7

SEE REVERSE FOR CERTAIN DEFINITIONS


SEE REVERSE FOR CERTAIN DEFINITIONS



Genesis Health Ventures, Inc.

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.02 EACH OF THE COMMON STOCK OF

Genesis Health Ventures, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The shares represented by this certificate are issued and held subject to all of the restrictions, conditions and provisions set forth in the charter of the Corporation, to all of which the holder hereof agrees by the acceptance of this certificate.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
Genesis Health Ventures, Inc.
Countersigned and Registered:
MELLON INVESTOR SERVICES LLC
Transfer Agent
and Registrar
By


Authorized Signature

Chief Executive Officer

Secretary


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                                     [BACK]

The Corporation will furnish to any shareholder upon request and without charge, a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued so far as they have been fixed and determined and the authority of the board of directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED THE COMPANY MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COMD
TEN ENTD
JT TEND
as tenants in common
as tenants by the entireties
as joint tenants with right
of survivorship and not as
tenants in common

UNIF GIFT MIN ACTD.............................Custodian........................
                                                        (Cust)          (Minor)
                                    under Uniform Gifts to Minors
                                    Act................................
                                                  (State)

Additional abbreviations may also be used though not in the above list.

For value received,.............................hereby sell, assign and transfer unto............................................................................
 ................................................................................
 .................................

Please print or typewrite name and address including postal zip code of assignee
 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................
 ..........................................................Shares of the Capital
Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint..........................................................
 ................................................................................
 ................................................................................
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ...............................

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.